SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 21, 2003

                           Commission File No. 1-11781

                           DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)

                                 Ohio 31-0676346
        ------------------------------- ---------------------------------
(State or other jurisdiction (IRS Employer Identification No.) of Incorporation)

            7777 Washington Village Dr., Suite 130 Dayton, Ohio 45459
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (937) 428-6360

ITEM 9. REGULATION FD DISCLOSURE.
        (Item 12. Disclosure of Results of Operations and Financial Condition.)

The following information is intended to be furnished under Item 12 "Results of Operations and Financial Condition" but instead is being furnished pursuant to
Item 9 in accordance with the interim guidance contained in Release No.
34-47583.

On May 14, 2003, Dayton Superior Corporation conducted a previously announced conference call to review its financial results for the first quarter of 2003 (a press release with respect to those results was furnished with a Current Report on Form 8-K filed with the Commission on May 14, 2003). A transcript of the conference call is attached as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               DAYTON SUPERIOR CORPORATION



                                 By: /s/Alan F. McIlroy
                                    -----------------------------------
                               Name: Alan F. McIlroy
                              Title: Vice President and Chief Financial Officer


Date:  May 21, 2003